EMPLOYEE'S OPTION AGREEMENT


THIS AGREEMENT IS MADE AS OF THE _____ DAY OF
_______________, 200__ (THE "AGREEMENT DATE").

BETWEEN:

MDI Technologies, Inc., a company duly incorporated under the laws of the State of Delaware, having a place of business at 940 West Port Plaza, Suite 100, St. Louis, Missouri 63146,
USA.

(the "Company")

and

_________________________________________________[Name of
Employee], of
_________________________________________________
_________________________________________________[address]
(the "Employee").

WHEREAS, the Company would like to grant to the Employee an option to purchase common Shares of the Company on the terms and conditions hereinafter set forth;

NOW, THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the promise and of the covenants and agreements herein contained the parties hereto covenant and agree (the "Agreement") as follows:

1. From and including the Agreement Date through to and including the day four years from the Agreement Date (the "Termination Date"), the Employee shall have and be entitled to and the Company hereby grants to the Employee an option (the "Option") to purchase all or any portion of _______________ common shares without par value in the capital stock of the Company from the treasury at the price of US$__________ per share.

2. Subject to paragraph 3 hereof, the right to take up shares pursuant to this Option shall vest with the Employee as follows:

     (a) the right to take up one-third (1/3) of the shares shall vest on a date that is six months after the Agreement
Date;

     (b) the right to take up the second one-third (1/3) of the shares shall vest on a date that is twelve months after the Agreement Date; and

     (c) the right to take up the final one-third (1/3) of the shares shall vest on a date that is eighteen months after the Agreement Date;

3.  The Option shall immediately vest such that the entire
Option will be immediately exercisable by the Employee if:

     (a) there is a merger or amalgamation of the Company with another corporation; or

     (b) there is any transaction whereby all of the Company's issued and outstanding shares are acquired by or become subject to a takeover bid by another corporation


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4.  Subject to the terms of this Agreement, the right to take up shares pursuant to the Option is exercisable by the Employee giving notice in writing to the Company accompanied by a cheque certified if so required by the Company, in favour of the Company for the full amount of the purchase price of the shares then being purchased, provided such written notice and payment are received by the Company prior to 5:00 p.m. local time on the Termination Date at its address first above written. The Company covenants and agrees to issue and deliver to the Employee, forthwith thereafter, a share certificate for the number of shares so purchased registered in the Employee's name.

5. This is an Option only and does not impose upon the Employee any obligation to take up and pay for any of the shares under Option.

6. The Option shall not be assignable or transferable by the Employee otherwise than by Will or the law if intestacy and the Option may be exercised during the lifetime of the Employee only by the Employee himself or herself, as the case may be.

7. This Option shall terminate 30 days after the Employee ceases to be an employee of the Company save and except where the Employee ceases to be an employee of the Company as a result of:

     (a) termination for cause; or

     (b) by order of the Executive Director of the British
Columbia Securities Commission, TSX Venture Exchange or any securities regulatory body having jurisdiction to so order in which case the option shall terminate on the date the Employee ceases to be an employee of the Company.

8. If the Employee should die while still an employee of the Company, the Option may then be exercised by the Employee's legal heirs or personal representatives to the same extent as if the Employee were alive and an employee of the Company for a period of one year after the Employee's death but only for such shares as the Employee was entitled to purchase pursuant to the Option at the date of the Employee's death.

9. This agreement is made pursuant to the Company's Stock Option Plan (as amended) which was approved by the TSX Venture Exchange (formerly the Canadian Venture Exchange) on August 20, 2001. Any amendments hereto are subject to the approval of the TSX Venture Exchange and if the Employee is an insider (as that term is defined in the securities Act. R.S.B.C. 1996 c. 418) of the Company, by the members of the Company, as well as by the TSX Venture Exchange. In the event such approvals are not obtained within 60 days of the Agreement Date, this Agreement shall be null and void and of no further force and effect.

10. Any shares of the Company which are issued pursuant to the exercise of the Option shall bear the following legends:

          (A) Unless the period stated in the legend has expired:

          "WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE
EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES
LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE
MAY NOT BE SOLD,


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TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH
THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL
- [insert a date that is four months and a day after the date of grant of the Option}"

AND

          (B):

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE DISTRIBUTED, ASSIGNED, OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT (a) TO THE COMPANY, (b) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW,
(c) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (d) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

11. In the event of any subdivision, consolidation or other change in the share capital of the Company while any portion of the Option is outstanding, the number of shares under the option to the Employee and the exercise price thereof shall be adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

12. In the event that the Company undertakes an amalgamation, merger, reorganization or other arrangement while any portion of the Option is outstanding, the number of shares under option to the Employee and the exercise price thereof shall be adjusted in accordance with such amalgamation, merger, reorganization or other arrangement.

13. The Company hereby covenants and agrees to and with the Employee that it will reserve in its treasury sufficient shares to permit the issuance and allotment of shares to the Employee in the event the Employee exercises the Option.

14. The Company hereby represents that as of the Agreement date the Employee is a bona fide employee of either the Company, a subsidiary of the Company or a management company providing services to the Company (other than investor relations).


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IN WITNESS WHEREOF, the parties have hereunto caused these
presents to be executed effective as of the day and year first above written.

MDI TECHNOLOGIES, INC.

Per:



______________________________
Authorized Signatory



SIGNED, SEALED & DELIVERED


By____________________________[Employee]
in the presence of:


______________________________
Name of Witness
Address:______________________
______________________________
Occupation:___________________

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